UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10537

                  OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.



FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund") is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund pursues this investment objective by investing primarily in private investment partnerships and similar investment vehicles ("Hedge Funds") that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies. The performance analysis discussed below is intended to provide investors with an overview of the Fund's performance for the year ended March 31, 2006.

      The Fund advanced 3.05% (net of all fees, expenses and any applicable incentive fee, including the maximum sales load of 2.50%) for the year ended March 31, 2006. 1 The Fund advanced 5.69% excluding the maximum sales load. The past twelve months presented a year of transition from an environment lacking hedge fund return drivers, consisting of primarily low volatility, flat yield curves and high correlations, to the beginnings of a more conducive climate for hedge fund investing.

      The Fund maintained allocations to solid income generators, specifically with core holdings in multi-strategy, fixed income arbitrage and increased exposure to event-driven managers. These managers were relatively resilient in most market environments and allowed the Fund to mix in more aggressive return generators in emerging markets and long/short equity. In recent allocations there has been a non-U.S. focus, especially event-driven investing in Asia, and some European long/short allocations. Over the twelve-month period there was a building up of the emerging markets theme using predominantly regional or global players, with a significant weighting in the credit markets for both return and stability. Equity market neutral managers continued to be a consistent allocation for the Fund.

      The Fund began the last twelve months in an unfavorable market as both global macro and managed futures strategies experienced significant losses in April 2005. A strong bond market rally acted as the main culprit for macro losses, while declining commodity and equity values created losses for managed futures funds. The environment improved later in the quarter when foreign exchange moves came to the rescue, providing a good consistent trend from which both global macro and managed futures managers profited.

1. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE FUND IS A CLOSED-END REGISTERED INVESTMENT COMPANY AND NOT A MUTUAL FUND. THERE ARE CONSIDERABLE DIFFERENCES BETWEEN CLOSED-END REGISTERED INVESTMENT COMPANIES AND MUTUAL FUNDS. MUTUAL FUNDS PROVIDE DAILY LIQUIDITY. THE FUND IS ILLIQUID AND MAY BE RISKIER AND MORE EXPENSIVE THAN MUTUAL FUNDS. THE HEDGE FUNDS IN WHICH THE FUND INVESTS ARE NOT REGISTERED INVESTMENT COMPANIES AND, THEREFORE ARE NOT SUBJECT TO THE SAME REGULATORY OVERSIGHT AS MUTUAL FUNDS, INCLUDING REGULATIONS THAT REQUIRE MUTUAL FUNDS TO HAVE A CERTAIN DEGREE OF LIQUIDITY, LIMIT CONCENTRATION IN ANY ONE INVESTMENT, PROTECT AGAINST CONFLICTS OF INTEREST, ASSURE FAIRNESS IN PRICING FUND INTERESTS, REQUIRE DISCLOSURE ABOUT A FUND'S MANAGEMENT, HOLDINGS, FEES AND EXPENSES, AND LIMIT LEVERAGE. THE FUND IS DEPENDENT NOT ONLY ON THE INVESTMENT PERFORMANCE OF INDIVIDUAL MANAGERS, BUT ALSO ON THE ABILITY OF THE SUB-ADVISER TO EFFECTIVELY ALLOCATE THE FUND'S ASSETS.


                2 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

      This period was also challenging for the credit markets when they were driven to near panic levels in early May with dramatic spread and price movements, in addition to the deterioration of key technical factors related to supply and demand. The supply-side fears were fueled by the downgrade of General Motors to high yield status. Pressures on high yield demand were exacerbated with the breakdown of credit arbitrage trades and persistent rumors of massive convertible bond redemptions.

      Regarding convertible arbitrage, this strategy was plagued by investor redemptions, low volatility, lack of new issuance and supply/demand imbalances that, in some instances, pushed valuations beyond their fundamental value. The allocation remained a small one within the Fund throughout the past twelve months. There is currently no allocation to this strategy, but going forward, we are keeping a watchful eye on how to position it in the portfolio.

      The Fund's long/short equity managers generally finished the year on a strong note. The U.S. managers with good stock picking ability posted solid returns in an environment where most U.S. equity indices were relatively flat for the 2005 year. Recent allocations in this strategy were made to two long/short equity managers, one with a European focus, the other a Japan-focused manager.

      At the start of 2006, emerging markets managers were conservatively mixed into the portfolio for diversification as well as to serve as return generators. There were record inflows into emerging markets throughout 2005, and we have continued to recommend a conservative approach to investments in this area. We have been focusing on managers that have the capacity to deploy hedges in a timely manner and who have demonstrated such ability in the past.


                3 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Tremont Market Neutral Fund, LLC

S&P 500 Index 2

Lehman Brothers Government Credit Bond Index 3

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Oppenheimer                             Lehman Brothers
                       Tremont Market          S & P 500           Gov't Credit
   Date               Neutral Fund, LLC    Monthly Reinvested       Bond Index

01/02/2002                   9,750               10,000               10,000
03/31/2002                   9,602               10,028                9,953
06/30/2002                   9,558                8,685               10,326
09/30/2002                   9,530                7,185               10,915
12/31/2002                   9,675                7,791               11,104
03/31/2003                   9,796                7,545               11,286
06/30/2003                  10,005                8,706               11,684
09/30/2003                  10,098                8,937               11,625
12/31/2003                  10,154               10,024               11,622
03/31/2004                  10,281               10,194               11,980
06/30/2004                  10,193               10,369               11,600
09/30/2004                  10,171               10,175               12,013
12/31/2004                  10,344               11,114               12,109
03/31/2005                  10,423               10,876               12,028
06/30/2005                  10,278               11,024               12,442
09/30/2005                  10,616               11,422               12,322
12/31/2005                  10,635               11,660               12,396
03/31/2006                  11,016               12,150               12,271

AVERAGE ANNUAL TOTAL RETURNS OF THE FUND AT 3/31/06

1-Year 3.05%    Since Inception 2.31%    Inception Date 1/2/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES, EXPENSES, AND INCENTIVE ALLOCATION/FEE, INCLUDING THE MAXIMUM SALES LOAD OF 2.50%. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTIONS OF FUND SHARES. BECAUSE THERE ARE DIFFERENCES IN THE FUND'S INVESTMENT STRATEGIES AND THOSE INDICES SHOWN, NO INDEX IS DIRECTLY COMPARABLE TO THE FUND.

2. The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. Large-cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct fees or expenses.

3. The Lehman Brothers Government Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order.


                4 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FUND INVESTMENT ALLOCATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND INVESTMENT ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                 Event Driven                        27.3%
                 Multi-Strategy                      20.8
                 Fixed Income Arbitrage              13.7
                 Long/Short Equity                   13.4
                 Equity Market Neutral               10.0
                 Cash Equivalents                     7.9
                 Emerging Markets                     3.5
                 Managed Futures                      3.4

The Fund's portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2006, and are based on total investments in investment funds and short-term investments.
--------------------------------------------------------------------------------


                5 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and redemption fees, if any; and (2) ongoing costs, including management fees; investor servicing; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other registered investment companies.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any incentive allocation/fee or any transactional costs, such as front-end sales charges (loads) or redemption fees. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    BEGINNING          ENDING             EXPENSES PAID DURING
                    ACCOUNT VALUE      ACCOUNT VALUE      6 MONTHS ENDED
                    (10/1/05)          (3/31/06)          MARCH 31, 2006
--------------------------------------------------------------------------------
Actual              $1,000.00          $1,032.50          $15.52
--------------------------------------------------------------------------------
Hypothetical         1,000.00           1,009.77           15.35

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, divided by 2 (to reflect the one-half year period). The annualized expense ratio for the 6-month period ended March 31, 2006 was 3.04%. This ratio reflects voluntary reimbursements of expenses by the Adviser.
--------------------------------------------------------------------------------


                6 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF INVESTMENTS  March 31, 2006
--------------------------------------------------------------------------------

                                                  % OF                                        % OF
                                                 HEDGE                            FAIR    MEMBERS'                    ACQUISITION
                                             FUND HELD            COST           VALUE     CAPITAL      LIQUIDITY 1        DATE 2
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN HEDGE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
HDH Special Situations Fund                        0.2%    $ 1,000,000     $ 1,038,929         2.0%     Monthly             01/06
Quorum Fund Ltd.                                   0.2         500,000         635,775         1.2      Monthly             01/06
                                                           ---------------------------------------
TOTAL EMERGING MARKETS                                       1,500,000       1,674,704         3.2

---------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
AQR Global Stock Selection Institutional
  Fund, L.P.                                       1.4          20,366         726,688         1.4      Quarterly     01/02-07/03
GSA Capital GMN Fund Limited                       0.3       2,000,000       2,038,904         4.0      Quarterly           02/06
The 32 Capital Fund Ltd. (Class A)--
  Barclays Global Investors                        0.2       2,000,000       2,100,477         4.1      Monthly             08/05
                                                           ---------------------------------------
TOTAL EQUITY MARKET NEUTRAL                                  4,020,366       4,866,069         9.5

---------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Avenue Asia International, Ltd.                    0.3       2,500,000       2,627,127         5.1      Annually            11/05
Bear Stearns High-Grade Structured
  Credit Strategies, L.P.                          0.9       3,100,000       3,554,332         7.0      Annually      12/04-04/05
Perry Partners, L.P.                               0.1       2,000,000       2,251,592         4.4      Quarterly           01/05
SOLUS LLC                                          1.0         938,764         990,412         1.9      Quarterly           01/06
Third Point Partners Qualified, L.P.               1.5       3,000,000       3,823,747         7.5      Quarterly           01/05
                                                           ---------------------------------------
TOTAL EVENT DRIVEN                                          11,538,764      13,247,210        25.9

---------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund I LLC                               1.0       1,525,000       2,680,811         5.2      Quarterly     04/03-08/03
Julius Baer Diversified Income Hedge Fund          3.1       1,500,000       1,925,166         3.8      Quarterly     02/05-03/05
Sorin Offshore Fund Ltd.                           1.2       2,000,000       2,033,801         4.0      Quarterly           02/06
                                                           ---------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                 5,025,000       6,639,778        13.0

---------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Cantillon U.S. Low Volatility L.P.                 2.0       1,600,000       1,641,622         3.2      Quarterly           09/04
Delta Fund Europe Ltd.                             0.2       1,500,000       1,771,192         3.5      Quarterly           01/06
FrontPoint Offshore Japan Fund Ltd.                0.2       1,000,000       1,007,830         2.0      Quarterly           02/06
Kinetics Partners, L.P.                            1.1       1,000,000       2,079,593         4.1      Quarterly     01/05-02/05
                                                           ---------------------------------------
TOTAL LONG/SHORT EQUITY                                      5,100,000       6,500,237        12.8

---------------------------------------------------------------------------------------------------------------------------------
MANAGED FUTURES
The Blenheim Fund, L.P.                            0.2       1,030,000       1,663,003         3.3      Monthly             01/05

---------------------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY
Canyon Value Realization Fund, L.P.                0.2       1,369,623       2,944,335         5.8      Annually      01/02-04/03
Clinton Multistrategy Fund LLC                     3.3       3,000,000       3,246,259         6.3      Quarterly           05/05
D.E. Shaw Composite International Fund             0.1       2,750,000       2,846,048         5.6      Quarterly           01/06
Highbridge Asia Opportunities Fund Ltd.            0.2       1,000,000       1,033,878         2.0      Quarterly           02/06
                                                           ---------------------------------------
TOTAL MULTI-STRATEGY                                         8,119,623      10,070,520        19.7
                                                           ---------------------------------------
Total Investments in Hedge Funds                            36,333,753      44,661,521        87.4


                7 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                              % OF
                                                                                 FAIR     MEMBERS'                    ACQUISITION
                                                                 COST           VALUE      CAPITAL      LIQUIDITY 1        DATE 2
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Funds--
Institutional--TempCash (2,419,362 shares)                 $ 2,419,362     $ 2,419,362         4.7%
Institutional--TempFund (1,394,247 shares)                   1,394,247       1,394,247         2.7
                                                           ---------------------------------------
TOTAL SHORT-TERM INVESTMENTS                                 3,813,609       3,813,609         7.4

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN HEDGE FUNDS
AND SHORT-TERM INVESTMENTS                                 $40,147,362      48,475,130        94.8
                                                           ===========
OTHER ASSETS IN EXCESS OF LIABILITIES                                        2,651,473         5.2
                                                                           -----------------------
NET ASSETS                                                                 $51,126,603       100.0%
                                                                           =======================

Detailed information about the Hedge Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period.

2. Represents initial through most recent month of investment purchases.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                8 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES  March 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments in hedge funds, at fair value (cost $36,333,753)                                  $44,661,521
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents (cost $3,813,609)                                                     3,813,609
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investment funds sold                                                                          12,357,948
Receivable from Adviser                                                                             6,720
Other assets                                                                                       49,033
                                                                                              ------------
Total assets                                                                                   60,888,831

----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Payables:
Shareholder redemptions                                                                         5,912,846
Loan payable                                                                                    3,146,000
Subscriptions received in advance                                                                 109,908
Management fee                                                                                    139,994
Incentive fees                                                                                     79,321
Capital structure conversion costs                                                                 82,968
Professional fees                                                                                  67,932
Investor servicing fees                                                                            51,847
Shareholder communication fees                                                                     37,990
Accounting and investor processing fees                                                            44,576
Administration fee                                                                                 34,839
Board of Directors' fees and expenses                                                               1,725
Miscellaneous fees                                                                                 52,282
                                                                                              -----------
Total liabilities                                                                               9,762,228

----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $51,126,603
                                                                                              ============
----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------
Paid-in capital                                                                               $46,521,054
----------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                  (227,604)
----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                       (3,494,615)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                      8,327,768
----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $51,126,603
                                                                                              ===========

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
(based on net assets of $51,126,603 and 480,093 shares of beneficial interest outstanding)    $    106.49

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                9 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF OPERATIONS  For the Year Ended March 31, 2006

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                            $   98,309

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fee                                                          613,841
--------------------------------------------------------------------------------
Investor servicing fees                                                 227,463
--------------------------------------------------------------------------------
Administration fee                                                      153,492
--------------------------------------------------------------------------------
Accounting and investor processing fees                                 132,822
--------------------------------------------------------------------------------
Capital structure conversion costs                                       98,679
--------------------------------------------------------------------------------
Professional fees                                                        94,293
--------------------------------------------------------------------------------
Incentive fees                                                           79,321
--------------------------------------------------------------------------------
Registration fees                                                        59,167
--------------------------------------------------------------------------------
Interest expense                                                         50,374
--------------------------------------------------------------------------------
Shareholder communication fees                                           39,589
--------------------------------------------------------------------------------
Custodian fees                                                           38,232
--------------------------------------------------------------------------------
Board of Directors' fees and expenses                                    12,417
--------------------------------------------------------------------------------
Miscellaneous fees                                                       57,544
                                                                     -----------
Total expenses                                                        1,657,234
Less voluntary reimbursement of capital structure conversion costs       (6,720)
                                                                     -----------
Net expenses                                                          1,650,514

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,552,205)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                      1,375,753
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  3,340,225
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $3,163,773
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                10 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS/MEMBERS' CAPITAL

                                                                             SPECIAL ADVISORY     SHAREHOLDERS/
                                                                                    ACCOUNT 1           MEMBERS             TOTAL
----------------------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2004                                               $      3,875      $ 64,300,698      $ 64,304,573
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                                        --        (1,450,758)       (1,450,758)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                           --         2,780,160         2,780,160
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                       --          (332,846)         (332,846)
                                                                                 -------------------------------------------------
Net increase in members' capital resulting from operations                                 --           996,556           996,556

----------------------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL TRANSACTIONS
Member subscriptions 2                                                                     --        20,056,854        20,056,854
----------------------------------------------------------------------------------------------------------------------------------
Member redemptions                                                                         --       (21,357,278)      (21,357,278)
----------------------------------------------------------------------------------------------------------------------------------
Reallocation of incentive allocation                                                    5,806            (5,806)               --
                                                                                 -------------------------------------------------
Net increase in members' capital resulting from capital transactions                    5,806        (1,306,230)       (1,300,424)
                                                                                 -------------------------------------------------
Total increase in members' capital                                                      5,806          (309,674)         (303,868)
                                                                                 -------------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2005                                               $      9,681      $ 63,991,024      $ 64,000,705
                                                                                 =================================================

----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2006
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                                        --        (1,552,205)       (1,552,205)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                           --         1,375,753         1,375,753
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                       --         3,340,225         3,340,225
                                                                                 -------------------------------------------------
Net increase in net assets resulting from operations                                       --         3,163,773         3,163,773

----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gain                                                       --          (405,789)         (405,789)
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders                                       --          (405,789)         (405,789)

----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Shareholder subscriptions 2                                                                --         3,778,536         3,778,536
----------------------------------------------------------------------------------------------------------------------------------
Shareholder redemptions                                                                (9,681)      (19,806,730)      (19,816,411)
----------------------------------------------------------------------------------------------------------------------------------
Distribution reinvestments                                                                 --           405,789           405,789
                                                                                 -------------------------------------------------
Net decrease in net assets resulting from beneficial interest transactions             (9,681)      (15,622,405)      (15,632,086)
                                                                                 -------------------------------------------------
Total decrease in net assets                                                           (9,681)      (12,864,421)      (12,874,102)
                                                                                 -------------------------------------------------
NET ASSETS AT MARCH 31, 2006                                                     $         --      $ 51,126,603      $ 51,126,603
                                                                                 =================================================

1. The Special Advisory Account is no longer applicable effective July 1, 2005, following a conversion in the Fund's capital structure. See Note 1 of Notes to Financial Statements.

2. Includes redemption fees received of $1,479 and $5,754 during the years ended March 31, 2006 and 2005, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                11 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF CASH FLOWS  For the Year Ended March 31, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                                  $  3,163,773
-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized gain on investments                                                                                        (1,375,753)
Net change in unrealized appreciation on investments                                                                    (3,340,225)
Purchases of investments                                                                                               (22,438,556)
Proceeds from sales of investments                                                                                      44,669,463
Decrease in receivable from investment funds sold                                                                        2,453,307
Increase in receivable from adviser                                                                                         (6,720)
Increase in other assets                                                                                                   (16,687)
Increase in incentive fees payable                                                                                          79,321
Increase in capital structure conversion costs payable                                                                      82,968
Increase in shareholder communication fees payable                                                                          37,990
Decrease in accounting and investor processing fees payable                                                                (52,507)
Decrease in investor servicing fees payable                                                                                (16,589)
Decrease in professional fees payable                                                                                      (16,393)
Increase in management fee payable                                                                                          11,515
Increase in administration fee payable                                                                                       2,879
Increase in Board of Directors' fees and expenses payable                                                                    1,475
Increase in miscellaneous payable                                                                                           39,709
                                                                                                                      -------------
Net cash provided by operating activities                                                                               23,278,970

-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from shares of beneficial interest sold                                                                         3,888,444
Payments of shares of beneficial interest redeemed                                                                     (26,790,476)
Proceeds from credit facility borrowings                                                                                15,346,000
Payments on credit facility borrowings                                                                                 (12,200,000)
                                                                                                                      -------------
Net cash used in financing activities                                                                                  (19,756,032)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in cash and cash equivalents                                                                                  3,522,938
-----------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of period                                                                           290,671
                                                                                                                      -------------
Cash at end of period                                                                                                 $  3,813,609
                                                                                                                      =============

Supplement disclosure of cash flow information:

Non-cash financing activity not included herein consists of reinvestment of dividends and distributions of $405,789.

Cash paid for interest on bank borrowings--$46,056.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                12 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                             2006            2005          2004          2003          2002 1
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $100.00 11          N/A           N/A           N/A           N/A
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                             (2.14) 7,8        N/A           N/A           N/A           N/A
Net realized and unrealized gain                                 9.29 7           N/A           N/A           N/A           N/A
                                                              -------------------------------------------------------------------
Total income from investment operations                          7.15 7           N/A           N/A           N/A           N/A
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distribution from net realized gain                             (0.66) 7          N/A           N/A           N/A           N/A
                                                              -------------------------------------------------------------------
Total dividends and/or distributions to shareholders            (0.66)            N/A           N/A           N/A           N/A
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $106.49             N/A           N/A           N/A           N/A
                                                              ===================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                                   5.84%           1.35%         5.16%         2.03%         0.94%
---------------------------------------------------------------------------------------------------------------------------------
Incentive allocation/fee 9                                      (0.15)           0.00         (0.18)        (0.06)         0.00
                                                              -------------------------------------------------------------------
Total return net of incentive allocation/fee                     5.69%           1.35%         4.98%         1.97%         0.94%

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net Assets/Members' capital, end of period (in thousands)     $51,127         $64,001       $64,305       $40,216       $25,175
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/members' capital: 3,5
Net investment loss 4                                           (2.53)%         (1.98)%       (1.96)%       (1.91)%       (2.27)%
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                   2.56% 10        2.04%         2.01%         1.96%         2.29%
Incentive allocation/fee 9                                       0.13            0.01          0.15          0.00          0.00
                                                              -------------------------------------------------------------------
Total expenses and incentive allocation/fee                      2.69% 10        2.05%         2.16%         1.96%         2.29%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate 6                                          38%             62%           22%           25%            0%

N/A--not applicable. See Note 1 to the Financial Statements related to the July 1, 2005, tax and capital structure conversion.

1. For the period from January 2, 2002 (commencement of operations) to March 31, 2002.

2. Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

4. Excludes impact of incentive allocation/fee.

5. Annualized for periods of less than one year.

6. Represents the lesser of purchases or sales of investments in Investment Funds divided by the average fair value of investments in Investment Funds.

7. For the period July 1, 2005, conversion of the Fund's tax and capital structure, to March 31, 2006. See Note 1 to the Financial Statements.

8. Based on average shares outstanding during each period.

9. In conjuction with the Fund's tax and capital structure conversion, the incentive allocation was converted to an incentive fee effective July 1, 2005.

10. The total expense ratio would have been 0.01% less if the capital structure conversion costs had not been reimbursed by the Adviser. 11. Initial net asset value as of July 1, 2005.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                13 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund") is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund pursues this objective by investing primarily in private investment partnerships and similar investment vehicles ("Hedge Funds") that are managed by a select group of alternative asset managers that employ a wide range of specialized investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets.

      OppenheimerFunds, Inc. (the "Adviser"), serves as the investment adviser of the Fund subject to the ultimate supervision of and subject to any policies established by the Fund's Board of Directors (the "Board"), pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing its services.

      Tremont Partners, Inc. (the "Sub-Adviser"), an affiliate of the Adviser, has been retained by the Adviser to serve as the Fund's Sub-Adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Sub-Adviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

      The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offered to repurchase at a specified dollar amount of outstanding shares. Generally, the Fund will offer to repurchase shares four times each year, as of the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund's Board will establish the amount of shares the Fund will offer to repurchase. The Fund will generally pay the value of the shares repurchased approximately 45 days after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year-end audit of the Fund.

--------------------------------------------------------------------------------
CONVERSION OF TAX AND CAPITAL STRUCTURES. Effective July 1, 2005, the Fund has elected to be treated as a corporation for Federal income tax purposes and intends to qualify as a regulated investment company under the provisions of Subchapter M under the Internal Revenue Code of 1986, as amended. The new tax treatment will simplify Fund reporting to investors, allowing tax reports to be made on IRS Form 1099. Previously, each Member received the more complex Schedule K-1 and was individually required to report its distributive share of the Fund's taxable income on its own tax return.


                14 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

      The Fund has replaced its capital account structure (allowing net increases and decreases in the net value of the Fund's assets to be allocated to a particular investor's individual capital account on a generally pro rata basis) with a standard corporate-type structure in which shareholders will participate in the Fund's "general account" on the basis of the number of shares of the Fund they hold relative to the total number of Fund shares outstanding. Shareholders were issued Fund shares, at a net asset value per share of $100, equal in value to their capital accounts on June 30, 2005. Investors will no longer have individual capital accounts and will refer to their share balances when calculating the value of an investment in the Fund. The Fund's limited liability company interests have been redenominated, and are issued and sold, as "Shares." All previously issued "Interests" have been redenominated as Shares. Persons who are issued Shares by the Fund, and other persons who acquire Shares and are admitted to the Fund by its Board, are "Shareholders."

      The Fund has established a program for the automatic reinvestment of certain annual distributions that the Fund may be required to make. Under the Fund's program, when a shareholder's distribution is reinvested, additional Fund shares will be issued to that shareholder in an amount equal in value to the distribution. Unless the Fund is informed otherwise by notice to the Administrator, shareholders will be enrolled automatically in the reinvestment program. Dividends and distributions are taxable to the recipient whether they are reinvested in shares of the Fund or received as cash.

      In June 2005, the Fund's Board approved the conversion of the Incentive Allocation to an Incentive Fee. Previously, the Sub-Adviser had been designated by the Adviser as the special advisory member (the "Special Advisory Member") and was entitled to receive a performance-based allocation (the "Incentive Allocation") equal to 5% of net profits, if any, in excess of the preferred return (the "Preferred Return"). (The Preferred Return was an amount determined by applying an annual percentage rate equal to the 2-year Treasury constant maturity rate to the capital account balance of each Member as of the beginning of the fiscal period.) For the three months ended June 30, 2005, the Preferred Return was 3.08%. The Incentive Allocation applied only to net profits for the applicable fiscal period that exceeded both: (i) the Preferred Return for the calendar period; and (ii) any balance in a "Loss Recovery Account," as defined in the Fund's registration statement, established for each Member. A Special Advisory Account had been established by the Fund for crediting any Incentive Allocation due to the Special Advisory Member. The Incentive Allocation was debited from each Member's capital account and credited to the Special Advisory Account. Generally, the Incentive Allocation was made as of the end of each calendar year and upon the repurchase of any Member's Interest (or portion thereof). The Special Advisory Member could withdraw any Incentive Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made. During the six months ended June 30, 2005, the Special Advisory Member earned an Incentive Allocation of $73 and voluntarily waived payment of this amount in its entirety. By replacing the individual investor capital accounts with a general Fund account, the manner of calculation of the incentive compensation will change so that such calculation is made on a Fund-wide basis, rather than separately for each member's capital account. The Fund will not pay any additional compensation to the Adviser as a result of the conversion of the Incentive Allocation to an Incentive Fee. Notwithstanding those technical modifications in the manner of calculation, the new Incentive Fee is intended to replicate substantially the payments associated with the former Incentive Allocation.

      The Board requested, and the Adviser agreed, to limit conversion related expenses borne by the Fund to no more than 0.15% of the Fund's average annual net assets for the fiscal year ended March 31, 2006. The Adviser voluntarily reimbursed $6,720 with respect to this limit during the fiscal year.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.


                15 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Hedge Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Hedge Fund. These Hedge Funds value their underlying investments in accordance with policies established by such Hedge Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Hedge Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Hedge Funds' agreements. Where no value is readily available from a Hedge Fund or where a value supplied by a Hedge Fund is deemed not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Hedge Fund under procedures adopted by the Board and subject to the Board's supervision. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in a Hedge Fund's net asset value is included in net change in unrealized appreciation/depreciation on investments on the statement of operations. Distributions received from Hedge Funds, whether in the form of cash or securities, are applied as a reduction of the Hedge Fund's cost. Realized gains or losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; certain offering costs; expenses of meetings of the Board and Shareholders; all costs with respect to communications to Shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation and depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                        BASED ON
                                                          COST OF SECURITIES AND
UNDISTRIBUTED NET   UNDISTRIBUTED                          OTHER INVESTMENTS FOR
INVESTMENT              LONG-TERM      ACCUMULATED LOSS           FEDERAL INCOME
INCOME                       GAIN        CARRYFORWARD 1             TAX PURPOSES
--------------------------------------------------------------------------------
$--                           $--               $61,015               $4,666,564

1. As of March 31, 2006, the Fund had $61,015 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.


                16 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for March 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                        REDUCTION TO
                               REDUCTION TO          ACCUMULATED NET
                                ACCUMULATED            REALIZED GAIN
        INCREASE TO          NET INVESTMENT            ON INVESTMENT
        PAID-IN CAPITAL                LOSS             TRANSACTIONS
        ------------------------------------------------------------
        $3,139,978               $1,324,601             $(4,464,579)

The tax character of distributions paid during the year ended March 31, 2006 were as follows:

                                                          YEAR ENDED
                                                      MARCH 31, 2006
        ------------------------------------------------------------
        Distributions paid from:
        Long-term capital gain                             $ 405,789
                                                           ---------
        Total                                              $ 405,789
                                                           =========

The primary difference between the book and tax appreciation or depreciation of Hedge Funds is attributable to adjustments to the tax basis of Hedge Funds based on allocation of income and distributions from Hedge Funds and the tax realization of financial statement unrealized gain or loss. In addition, the cost of Hedge Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Hedge Funds. The allocated taxable income is reported to the Fund by each Hedge Fund on Schedule K-1. The aggregate cost of Hedge Funds and the composition of unrealized appreciation and depreciation on Hedge Funds for federal income tax purposes as of March 31, 2006 is noted below.

         Federal tax cost of investment funds           $39,994,957
                                                        ===========
         Gross unrealized appreciation                  $ 4,666,564
         Gross unrealized depreciation                           --
                                                        -----------
         Net unrealized appreciation                    $ 4,666,564
                                                        ===========

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market funds sponsored by BlackRock Institutional Management Corporation, an affiliate of PNC Bank, N.A., and are accounted for at net asset value. Dividends receivable from such funds are included in other assets on the statement of assets and liabilities. The Fund treats all financial instruments that mature within three months as cash and cash equivalents.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

The Adviser provides certain management and administrative services to the Fund. In consideration for such management services, the Fund pays the Adviser a monthly management fee (the "Management Fee") computed at an annual


                17 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER Continued

rate of 1.00% of the Fund's net assets determined as of the last day of the month (before any repurchases of shares or Incentive Fee). The Adviser pays 50% of its fee to the Sub-Adviser. In consideration for such administration services, the Fund pays the Adviser a monthly administration fee (the "Administration Fee") computed at an annual rate of 0.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of shares or Incentive Fee and the Management Fee). For the year ended March 31, 2006, the Management Fee and Administration Fee incurred by the Fund were $613,841 and $153,492, respectively.

      The Adviser (or an affiliated company of the Adviser that it designates) is also entitled to receive a performance-based incentive fee equal to 5% of the net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the "Preferred Return," subject to reduction of that excess for prior losses that have not been previously offset against net profits (the "Incentive Fee"). The reduction for prior losses not previously offset by subsequent profits establishes what is typically referred to as a "high water mark". The Incentive Fee will be accrued monthly and is generally payable annually on December 31. No incentive fee will be accrued or payable for any period unless losses from prior periods have been recovered by the Fund. The Adviser is under no obligation to repay any Incentive Fee previously paid by the Fund to the Adviser, notwithstanding subsequent losses, but will reverse certain accruals as described below. For purposes of both the accrual and payment of the Incentive Fee, the Preferred Return is an amount determined by applying an annual percentage rate equal to the 2-year Treasury constant maturity rate. For the three months ended March 31, 2006, the Preferred Return was 4.41%. For the calendar year ended December 31, 2005, the annual percentage rate was 3.08%. The Adviser pays the Sub-Adviser the full amount of the incentive fee. For the period from July 1, 2005, through December 31, 2005, the Adviser earned an Incentive Fee of $8,876.

      The Fund will calculate and accrue any liability for the Incentive Fee monthly, based on the Fund's performance. The Fund's net asset value will be reduced or increased each month to reflect this accrual. An increase in the Fund's net asset value will occur only as a result of a reversal of any prior Incentive Fee accruals, if the Fund's current year's cumulative return does not exceed the Preferred Return. No Incentive Fee will be accrued or payable for any current period unless losses from prior periods have been recovered by the Fund. If the Fund has no prior losses, but its performance is negative, the Fund will track its high water mark or "cumulative losses" in a memorandum account ("Loss Carryforward Memorandum Account") on a monthly basis, and no Incentive Fee will be accrued for that month. If the Fund has a net loss for the current calendar year and has not recovered losses from prior calendar year (i.e. has not regained its high water mark), there will be no accrual of an Incentive Fee, and the Fund will add the losses incurred by the Fund to the Loss Carryforward Memorandum Account. If the Fund has no prior losses, and its performance is positive for the current calendar year, the Fund will accrue an Incentive Fee only after the Fund's performance exceeds the Preferred Return. Each time shares are repurchased in a repurchase offer, the Fund will adjust the amount of any cumulative loss in proportion to the number of shares repurchased by the Fund, so that the repurchase of shares has the effect of reducing the amount of cumulative loss. Corresponding upward adjustments are made when investors purchase shares, so that the amount of cumulative loss is adjusted upward to reflect the effect of such new purchases. The Fund has accrued an Incentive Fee of $70,445 for performance during the period January 1, 2006, through March 31, 2006.

      The value of the Adviser's and Sub-Adviser's share balances at March 31, 2006 were $16,437,186 and $579,103, respectively. The value of the Adviser's and Sub-Adviser's capital account balances at March 31, 2005 were $15,552,455 and $547,933, respectively. During the year ended March 31, 2006, the Adviser did not have any redemptions and the Sub-Adviser withdrew $9,681 from the Special Advisory Account.

      A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. Any Board member who is an employee of the Adviser, or one of its affiliates, does not receive an annual fee from the Fund. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended March 31, 2006, the Fund's projected benefit obligations were


                18 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC increased by $1,125 and payments of $0 were made to retired directors, resulting in an accumulated liability of $1,125 as of March 31, 2006. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Funds assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

      PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Fund's assets and provides custodial services for the Fund.

      PFPC Inc. ("PFPC") (also an affiliate of PNC Bank, N.A.) serves as accounting and investor processing agent to the Fund and in that capacity provides accounting, tax and Shareholder related services. PFPC receives a monthly fee primarily based upon the average net assets of the Fund, subject to a minimum monthly fee. Additionally, the Fund reimburses all reasonable out of pocket expenses incurred by PFPC.

      Under the terms of an investor servicing agreement (the "Investor Servicing Agreement") between the Fund and OppenheimerFunds Distributor, Inc. (the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers ("Investor Service Providers") to provide ongoing investor services and account maintenance services to Shareholders that are their customers. Under the Investor Servicing Agreement, the Fund pays a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee is paid quarterly and, with respect to each Investor Service Provider, shall not exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of shares held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of shares or Incentive Fee and the Management Fee); or
(ii) the Distributor's actual payments to the Investor Service Provider. The Distributor is entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers. At March 31, 2006, $51,847 was payable to the Distributor.

--------------------------------------------------------------------------------
4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                PERIOD ENDED MARCH 31, 2006 1,2
                                                  SHARES                 AMOUNT
   ----------------------------------------------------------------------------
   Subscriptions                                  20,415           $  2,075,527
   Dividends and/or distributions reinvested       3,993                405,789
   Redemptions                                  (143,017)           (14,882,171)
                                               --------------------------------
   Net decrease                                 (118,609)          $(12,400,853)
                                               ================================

1. For the period from July 1, 2005, effective date of capital structure change, to March 31, 2006. The Fund had $1,703,009 of Member subscriptions and $4,934,240 of Member redemptions during the period April 1, 2005 to June 30, 2005.

2. 598,702 shares were issued on July 1, 2005 in connection with the Fund's tax and capital structure change. See Note 1.

--------------------------------------------------------------------------------
5. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2006, the Fund had investments in Hedge Funds, none of which were related parties. The agreements related to investments in Hedge Funds provide for compensation to the Hedge Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Hedge Funds provide for periodic redemptions ranging from


                19 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. INVESTMENTS IN INVESTMENT FUNDS Continued

monthly to annually with lock up provisions of up to two years from initial investment. Information related to each Hedge Fund is included on the statement of investments. At March 31, 2006, the Fund had approximately 8.51% of capital invested in Hedge Funds with remaining lock-up provisions extending beyond one year from March 31, 2006.

      For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of Hedge Funds were $22,438,556 and $44,669,463, respectively.

--------------------------------------------------------------------------------
6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Hedge Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Hedge Funds is limited to the value of these investments as reported by the Fund.

--------------------------------------------------------------------------------
7. CREDIT FACILITY

The Fund may borrow money in amounts up to one-third of its total assets (including the amount borrowed) for investment purposes, to meet repurchase requests and for cash management purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      Effective November 28, 2005, The Fund entered into a Credit Agreement with The Bank of Novia Scotia which enables it to participate with certain other Oppenheimer funds in a committed, unsecured credit facility that permits borrowings of up to $75,000,000, collectively. The borrowings of any single fund under the credit facility are further limited to 15% of its net assets. Interest is charged to the Fund, based on its borrowings, at a rate equal to either the Federal Funds Rate plus 0.75% or LIBOR plus 0.75%, depending on the type of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.125% per annum.

      For the period December 29, 2005 through March 31, 2006 (the "Period"), the average daily borrowed balance of the Fund was $3,757,616 at an average daily interest rate of 5.32%. The Fund had outstanding borrowings of $3,146,000 at March 31, 2006 at an interest rate of 5.49%. Expenses incurred by the Fund with respect to interest on borrowings, commitment fees and facility start-up costs are disclosed separately, or as miscellaneous fees, on the Statement of Operations.

--------------------------------------------------------------------------------
8. LITIGATION

A complaint was filed as a putative class action against the Adviser (and other defendants) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Adviser charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Adviser was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Adviser believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, the Adviser believes that the allegations contained in the complaints are without merit and that there are substantial grounds to sustain the district court's rulings.


                20 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------
9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on February 15, 2006, the Board of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2007, replacing the firm of Ernst & Young LLP, who were dismissed as the independent registered public accounting firm to the Fund effective at the conclusion of the fiscal 2006 audit. This change in the Fund's auditors was approved by the Fund's audit committee and ratified by the Fund's independent Directors. During the two most recent fiscal years, the audit reports of Ernst & Young LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the disagreements in connection with its reports.

--------------------------------------------------------------------------------
10. SUBSEQUENT EVENTS

Effective April 1, 2006 and May 1, 2006, the Fund received initial and additional contributions from Shareholders of approximately $116,016 and $288,500, respectively.


                21 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

We have audited the accompanying statement of assets and liabilities of Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund"), including the statement of investments, as of March 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets/members' capital for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from January 2, 2002 (commencement of operations) to March 31, 2002. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2006, by correspondence with management of the investment funds and the custodian. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Oppenheimer Tremont Market Neutral Fund, LLC at March 31, 2006, the results of its operations and cash flows for the year then ended, the changes in its net assets/members' capital for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from January 2, 2002 to March 31, 2002, in conformity with U.S. generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

New York, New York
May 22, 2006


                22 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $.66 per share were paid to shareholders on December 1, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                23 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund invests primarily in Hedge Funds and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov.

      In addition, the Fund is required to file Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The funds Form N-PX is available (i) without charge, upon request, by calling the Fund toll free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEES AND EXPENSES INCURRED INDIRECTLY Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund indirectly paid management fees of $993,640 during the period April 1, 2005 through March 31, 2006 as a result of its investments in Investment Funds. This amount represents 1.62% of the Fund's average net assets. The $993,640 only includes management fees incurred to Investment Funds that reported this detail to the Fund. 1

      In addition, the fund indirectly incurred incentive allocation of $1,198,123 during the period January 1, 2005 and December 31, 2005 as a result of its investment in Investments Funds. This represents 1.95% of the Fund's average net assets. The $1,198,123 only includes the Incentive allocation incurred to Investment Funds that reported this detail to the Fund. 2

1. Four Hedge Funds that received management fees from the Fund did not report this detail to the Fund.

2. One Hedge Fund that received incentive allocation from the Fund did not report this detail to the Fund.


                24 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Directors (the "Board" or the "Directors"), including a majority of the independent Directors, is required to determine whether to renew the Fund's advisory and sub-advisory agreements (the "Agreements"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser and Tremont Partners, Inc. (the "Sub-Adviser") provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Adviser's and Sub-Adviser's services, (ii) the investment performance of the Fund, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Adviser and its affiliates, including an analysis of the cost of providing services by the Adviser and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Adviser and Sub-Adviser from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Adviser.

      NATURE AND EXTENT OF SERVICES. The Board considered information on the nature and extent of the services provided to the Fund by the Adviser, the Sub-Adviser and their affiliates and information regarding the personnel that provide such services. The Adviser's and Sub-Adviser's duties include providing and supervising all administrative and clerical personnel that are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Adviser and Sub-Adviser also provide the Fund with office space, facilities and equipment. The Sub-Adviser provides the Fund with the services of the portfolio manager and the Sub-Adviser's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments, and securities trading services.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Adviser's and Sub-Adviser's resources that are available to the Fund. The Board took account of the fact that the Adviser has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Adviser's and Sub-Adviser's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Adviser's and Sub-Adviser's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Timothy Birney and the Sub-Adviser's investment team and analysts. Mr. Birney has had over ten years of experience investing in hedge funds.

      The Board members also considered their experiences with the Adviser through their service as directors or trustees of the Fund and other funds advised by the Adviser. The Board considered information regarding the quality of services provided by affiliates of the Adviser, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreements as a result of the Adviser's and Sub-Adviser's experience, reputation, personnel, operations, and resources.


                25 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited/Continued
--------------------------------------------------------------------------------

      INVESTMENT PERFORMANCE OF THE FUND. During the year, the Adviser provided information on the performance of the Fund at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other closed-end hedge funds of funds advised by the Adviser and other investment advisers. The Board noted that the Fund's one-year, two-year and three-year performance were below its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Adviser and its affiliates and to the Sub-Adviser, and the other expenses borne by the Fund. . The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other closed-end hedge funds of funds with comparable asset levels and distribution features. The Board noted that the Fund's management fees were lower than the average of its expense peer group. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser's fee under the sub-advisory agreement.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Adviser may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee. The Board considered that the Fund has not experienced recent asset growth.

      BENEFITS TO THE ADVISER AND SUB-ADVISER. The Board considered information regarding the Adviser's costs in serving as the Fund's investment adviser, including the fee paid to the Sub-Adviser, the costs associated with the other personnel and systems necessary to manage the Fund, and information regarding the Adviser's profitability from its relationship with the Fund. The Board considered that the Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Adviser is important in order for the Adviser to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Adviser, the Board considered information regarding the direct and indirect benefits the Adviser and the Sub-Adviser receive as a result of their relationship with the Fund, including compensation paid to the Adviser's affiliates for services provided.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund. Fund counsel is independent of the Adviser and the Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Advisers, concluded that the nature, extent and quality of the services provided to the Fund by the Adviser and the Sub-Adviser are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Adviser and Sub-Adviser and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.


                26 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY MANAGER;
FUND, LENGTH OF SERVICE, AGE     NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                      THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
DIRECTORS                        80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,              Director of American Commercial Lines (barge company) (since January 2005); Attorney at Hogan &
Chairman of the Board            Hartson (law firm) (since June 1993); Director of Covanta Holding Corp. (waste-to-energy
of Directors (since 2003),       company) (since 2002); Director of Weyerhaeuser Corp. (1999-April 2004); Director of
Director (since 2005)            Caterpillar, Inc. (1993-December 2002); Director of ConAgra Foods (1993-2001); Director of Texas
Age: 75                          Instruments (1993-2001); Director of FMC Corporation (1993-2001). Oversees 38 portfolios in the
                                 OppenheimerFunds complex.

MATTHEW P. FINK,                 Trustee of the Committee for Economic Development (policy research foundation) (since 2005);
Director (since 2005)            Director of ICI Education Foundation (education foundation) (since October 1991); President of
Age: 65                          the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI
                                 Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                 A director or trustee of other Oppenheimer funds. Oversees 48 portfolios in the OppenheimerFunds
Director (since 2005)            complex.
Age: 72

PHILLIP A. GRIFFITHS,            Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979)
Director (since 2005)            of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI
Age: 67                          Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The
                                 Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983);
                                 Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced
                                 Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke
                                 University (1983-1991). Oversees 38 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                  Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior
Director (since 2005)            Vice President and General Auditor of American Express Company (financial services company)
Age: 63                          (July 1998-February 2003). Oversees 38 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                  Director of Columbia Equity Financial Corp. (privately-held financial adviser) (since 2002);
Director (since 2005)            Managing Director of Carmona Motley, Inc. (privately-held financial adviser) (since January
Age: 53                          2002); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser)
                                 (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on
                                 Foreign Relations, the Investment Committee of the Episcopal Church of America, the Investment
                                 Committee and Board of Human Rights Watch and the Investment Committee of Historic Hudson
                                 Valley. Oversees 38 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,              Director of Dominion Resources, Inc. (electric utility holding company) (February 1972-October
Director (since 2005)            2005); Former Director of Prime Retail, Inc. (real estate investment trust), Dominion Energy
Age: 78                          Inc. (electric power and oil & gas producer), Lumberman's Mutual Casualty Company, American
                                 Motorists Insurance Company and American Manufacturers Mutual Insurance Company; Former
                                 President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research). Oversees 38 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,        Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive
Director (since 2005)            recruiting) (since 1993); Life Trustee of International House (non-profit educational
Age: 74                          organization); Founder, Chairman and Chief Executive Officer of Russell Reynolds Associates,
                                 Inc. (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st Lt. Strategic Air Command, U.S.
                                 Air Force (1954-1958). Oversees 38 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                Director of the following medical device companies: Medintec (since 1992) and Cathco (since
Director (since 2002)            1996); Director of Lakes Environmental Association (since 1996); Member of the Investment
Age: 65                          Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of
                                 Fortis/Hartford mutual funds (1994-December 2001). Oversees 38 portfolios in the
                                 OppenheimerFunds complex.


                27 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

PETER I. WOLD,                   President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since
Director (since 2002)            1994); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing
Age: 58                          and production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since
                                 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and
                                 Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                                 Director of PacifiCorp. (electric utility) (1995-1999). Oversees 38 portfolios in the
                                 OppenheimerFunds complex.

BRIAN F. WRUBLE,                 General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995); Director of
Director (since 2005)            Special Value Opportunities Fund, LLC (registered investment company) (since September 2004);
Age: 63                          Member of Zurich Financial Investment Advisory Board (insurance) (since October 2004); Board of
                                 Governing Trustees of The Jackson Laboratory (non-profit) (since August 1990); Trustee of the
                                 Institute for Advanced Study (non-profit educational institute) (since May 1992); Special
                                 Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January
                                 1999-September 2004); Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College (August 1990-September
                                 2001) (economics research); Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 48 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR              THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
AND OFFICER                      YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                 POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director (since June 2001) and President (since September
Director and President and       2000) of the Adviser; President and a director or trustee of other Oppenheimer funds; President
Principal Executive Officer      and Director of Oppenheimer Acquisition Corp. ("OAC") (the Adviser's parent holding company) and
(since 2002)                     of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Adviser) (since
Age: 56                          July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Adviser) (since
                                 November 2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial
                                 Services, Inc. (transfer agent subsidiaries of the Adviser) (since July 2001); President and
                                 Director of OppenheimerFunds Legacy Program (charitable trust program established by the
                                 Adviser) (since July 2001); Director of the following investment advisory subsidiaries of the
                                 Adviser: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation,
                                 Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November
                                 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July
                                 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real
                                 Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                                 (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment
                                 Company Institute's Board of Governors (since October 3, 2003); Chief Operating Officer of the
                                 Adviser (September 2000-June 2001); President and Trustee of MML Series Investment Fund and
                                 MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company (September 1999-August 2000); President, Chief Executive Officer
                                 and Director of MML Bay State Life Insurance Company (September 1999-August 2000); Director of
                                 Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp)
                                 (June 1989-June 1998). Oversees 86 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                   THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. BIRNEY AND ZACK,
                                 TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS.
                                 VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES
                                 FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT DEATH OR REMOVAL.

TIMOTHY J. BIRNEY,               Vice President of the Sub-Adviser since January 2005 and was Investment Management Associate for
Vice President and Portfolio     Tremont Capital, Inc., the parent company of the Sub-Adviser, from November 2003 to January
Manager (since 2005)             2005. From May 2002 through November 2003, Vice President at Asset Alliance Corporation. From
Age: 38                          March 1998 through May 2002, Vice President and Research Portfolio Manager of Alternative Asset
                                 Management at Nikko Securities Co. International, Inc. An officer of 4 portfolios in the
                                 OppenheimerFunds complex.


                28 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance Officer of the Adviser (since March 2004); Vice
Vice President and Chief         President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Compliance Officer               Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal
(since 2004)                     Audit of the Adviser (1997-February 2004). An officer of 86 portfolios in the OppenheimerFunds
Age: 55                          complex.

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the Adviser (since March 1999); Treasurer of the
Treasurer and Principal          following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial and Accounting         Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer
Officer (since 2002)             Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 46                          OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI
                                 Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                 (charitable trust program established by the Adviser) (since June 2003); Treasurer and Chief
                                 Financial Officer of OFI Trust Company (trust company subsidiary of the Adviser) (since May
                                 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management
                                 Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June
                                 2003); Principal and Chief Operating Officer of Bankers Trust Company-Mutual Fund Services
                                 Division (March 1995-March 1999). An officer of 86 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary (since 2002)           Adviser; General Counsel and Director of the Distributor (since December 2001); General Counsel
Age: 57                          of Centennial Asset Management Corporation (since December 2001); Senior Vice President and
                                 General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and
                                 General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and
                                 Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                                 Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002);
                                 Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                 President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                 Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI
                                 Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of
                                 OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of
                                 OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds
                                 (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003), Acting
                                 General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                 2001) of the Adviser; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                 1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                 OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of 86 portfolios in the OppenheimerFunds complex.


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                29 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $50,800 in fiscal 2006 and $36,325 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed $2,000 in fiscal 2006 and no such fees to the registrant in fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed $45,000 in fiscal 2006 and $74,200 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: consent issuance with respect to annual registration statement filings as well as security counts performed for Registered Investment Advisors of hedge funds.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2006 and no such fees to the registrant in fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax services related to the conversion from partnership tax status to that of a regulated investment company.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $137,231 in fiscal 2006 and $115,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees include services provided to the registrant's distributor with respect to the development, customization and ongoing support of software.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $189,231 in fiscal 2006 and $189,200 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable. The Fund invests exclusively in non-voting securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The portfolio manager of the Fund is Timothy J. Birney (referred to as the "Portfolio Manager"), who is primarily responsible for selecting the Fund's investments in Hedge Funds and allocating the Fund's assets among the Hedge Funds selected. Mr. Birney has been Vice President and portfolio manager of the Sub-Adviser since January 2005 and was Investment Management Associate for Tremont Capital, Inc., the parent company of the Sub-Adviser, from November 2003 to January 2005. From May 2002 through November 2003, Mr. Birney served as Vice President at Asset Alliance Corporation, where his responsibilities included the development and distribution of structured products and quantitative allocation and risk management models. From March 1998 through May 2002, Mr. Birney served as Vice President and Research Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc.

      o OTHER ACCOUNTS MANAGED. In addition to managing the Fund's investment portfolio, Mr. Birney also manages other investment portfolios and other accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Mr. Birney as of March 31, 2006.

                                    REGISTERED INVESTMENT       OTHER POOLED
TREMONT MARKET NEUTRAL FUND LLC           COMPANIES         INVESTMENT VEHICLES    OTHER ACCOUNTS
-------------------------------------------------------------------------------------------------
ACCOUNTS MANAGED                                4                      11               None
-------------------------------------------------------------------------------------------------
TOTAL ASSETS MANAGED*                       $ 412                  $1,117               None
-------------------------------------------------------------------------------------------------
ACCOUNTS WITH PERFORMANCE-BASED
ADVISORY FEES                                   2                       2               None
-------------------------------------------------------------------------------------------------
TOTAL ASSETS IN ACCOUNTS WITH
PERFORMANCE-BASED ADVISORY FEES*            $ 129                  $  349               None

* In millions.

      As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example Mr. Birney may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude Mr. Birney from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Birney may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

      o COMPENSATION OF THE PORTFOLIO MANAGER. Mr. Birney is employed and compensated by the Sub-Adviser, not the Fund. The Sub-Adviser's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward contributions toward creating shareholder value. As of March 31, 2006, Mr. Birney's compensation consisted of three main elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent.

      The base pay component is reviewed regularly to ensure that it is commensurate with the requirements of the portfolios under Mr. Birney's management, reflects any specific competence or specialty of the manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including management's evaluation of the Fund's pre-tax performance for periods since Mr. Birney became the Fund's portfolio manager. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The performance of other pooled investment vehicles and other accounts are also considered in determining Mr. Birney's compensation. Mr. Birney's compensation with respect to the Fund is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to reduce potential conflicts of interest between the Fund and other funds managed by Mr. Birney. The compensation structure of the other funds managed by Mr. Birney is the same as the compensation structure of the Fund, described above.

      o OWNERSHIP OF FUND SHARES. As of March 31, 2006, Mr. Birney did not beneficially own any shares of the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of March 31, 2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Tremont Market Neutral Fund, LLC

By:   /s/ John V. Murphy
      ________________________________
      John V. Murphy
      Principal Executive Officer

Date: May 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ________________________________
      John V. Murphy
      Principal Executive Officer

Date: May 15, 2006

By:   /s/ Brian W. Wixted
      ________________________________
      Brian W. Wixted
      Principal Financial Officer

Date: May 15, 2006